SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                     Form 8-K


                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      August 3, 2001
                                                _____________________________



                                 ALICO, INC.
___________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                           59-0906081
_____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)            Identification No.)


Post Office Box 338, La Belle, Florida                             33975
_____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                                    _________________________

Item 5.      Other Events.

             Incorporated by reference is a press release issued by the Registrant on August 3, 2001, attached as Exhibit 01, providing information concerning the Registrant's announcement of its Chairman and CEO returning from his leave of absence.


Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued August 3, 2001.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)





 						          /s/ W. BERNARD LESTER
August 3, 2001                         By__________________________________
__________________			         W. Bernard Lester, President
Date						         (Signature)

EXHIBIT INDEX



Exhibit
Number						Description

01 Press release issued August 3, 2001

                                  NEWS RELEASE
                                   ALICO, INC.


                                              August 3, 2001


National Circuit

La Belle, Florida

     The Company is pleased to announce that its Chairman and CEO, Ben

Hill Griffin, III, has returned from his leave of absence.  Mr. Griffin has assumed all of the duties he was responsible for prior to the leave.

     Alico, Inc. (ALCO) is an agribusiness company, engaged in the production of citrus, cattle, sugarcane, sod, and forest products.